UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	October 5th, 2007

URANIUMCORE COMPANY
(Exact name of registrant as specified in its chapter)
DELAWARE	000-05186	13-2643655
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
595 Howe Street, Suite 600, Vancouver, BC	V6C 2T5
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	888-686-8267

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.02

Termination of a Material Definitive Agreement.

UraniumCore Company and Rodinia Minerals Inc. have mutually agreed to dissolve the property option agreement entered into on June 12, 2006.  UraniumCore Company will forego any future interest in the properties and in return Rodinia Minerals Inc will submit the UraniumCore shares it received to be cancelled.

UraniumCore has relinquished further rights to earn an interest in the properties.  The properties in question are the Suckerite, the Pendleton Mesa, the Coon Creek and the Oak Creek properties. All of these properties are located in Arizona.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUMCORE COMPANY

Date :  October 5, 2007

By :

/s/  Robert Lundes

Robert Lundes,

President and Chairman